SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2001

                                EDG Capital, Inc.
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             (Exact name of registrant as specified in its charter)

      New York                    33-37674-NY                    11-3023098
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  (State or other           (Commission File Number)           (IRS Employer
  jurisdiction of                                            Identification No.)
   incorporation)

                 700 Stewart Avenue, Garden City, New York 11530
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               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (516) 222-7749

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 7.     Financial Statements and Exhibits.

(c)         Exhibits

99.1        EDG Capital, Inc. Press Release issued May 14, 2001.

Item 9.     Regulation FD Disclosure.

      On May 14, 2001, EDG Capital, Inc. issued a press release indicating that its accountants, in light of certain subsequent information, are taking another look at its financial statements for the year ended December 31, 2000, to determine whether EDG Capital, Inc. must take certain additional reserves against its accounts receivable, and that the accountants will not be able to complete their review of EDG Capital, Inc.'s financial statements for the quarter ended March 31, 2001, until their reevaluation of such reserves for the year ended December 31, 2000, is completed.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EDG CAPITAL, INC.


Dated:  May 14, 2001           By: /s/ Jack Schwartzberg
                                  --------------------------------------------
                                        Jack Schwartzberg
                                        Chief Executive Officer,
                                        President and Chairman


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